BioCorRx, Inc. (Ticker: BICX)

INVESTOR PRESENTATION

September 17, 2015

Safe Harbor Statement

The information in this investor presentation may include forward-looking statements. These forward-looking statements generally are identified by the words "believe," "project," "estimate," "become," "plan," "will," and similar expressions. These forward-looking statements involve known and unknown risks as well as uncertainties. Although the Company believes that its expectations are based on reasonable assumptions, the actual results that the Company may achieve may differ materially from any forward-looking statements, which reflect the opinions of the management of the Company only as of the date hereof.

BioCorRx, Inc. Investor Snapshot

Ticker:	BICX
Price:	$0.049
Market Cap.	$7.68 million
Revenue (ttm):	$1.54 million
Qtrly. Revenue Growth:	92%
Insider Ownership:	34%
Long-term Debt:	$1.3 million

BioCorRx, Inc. seeks to brand and expand addiction treatment by licensing its comprehensive and affordable medical recovery program to healthcare providers.

- Unique, proven business model with largely fragmented competition
- Opportunity to be a disruptor in a $35 billion dollar market
- Grew program sales over 400% in 2014
- Took company from one location to 11 in just over a year
- Became cash flow positive
- Eliminated convertible debt
- Positioned for accelerated growth and expansion

The Addiction Treatment Sector

- **Insurance Mandates Expand Addiction Treatment Coverage**
  - Substance abuse now included in 10 core health care mandated benefits
  - Increased treatment availability to Medicaid and individual/small group markets

- **Large, Fragmented Market**
  - No dominant player and no national branding in this industry currently
  - Growth market ($35 billon a year addiction rehab market*)
  - Early signs of consolidation

* Source: Marketdata Enterprises

The Addiction Problem

*per National Institute on Drug Abuse	Health Care (annually)	Overall (annually)
Alcohol	$30 Billion	$235 Billion
Illicit Drugs	$11 Billion	$193 Billion

- 23.5 million Americans are addicted to drugs and alcohol*
  - 17 million adults in the U.S. are alcohol-dependent
  - 85% of people with alcohol abuse or dependence go untreated
  - Over 2 million people in the U.S. abuse prescription pain relievers
  - Heroin is most widely known illegal opiate; number of users estimated as high as 900,000
  - Total includes other substances besides alcohol and opioids.

*According to the Substance Abuse and Mental Health Services Administration's (SAMHSA's) National Survey on Drug Use and Health.

The Treatment Problem

Issue	Impact	Solution
Addiction not treated as chronic disease	High relapse rate	Research shows combining treatment medications with behavior therapy is the best way to ensure success for most patients
90% of programs rely on 12-step model		
81% patient dropout rate in first 30 days for behavior only based programs	Poor patient compliance and adherence	
50% of patients fail to take medication as prescribed	Low compliance	Long-lasting medication that does not rely on human compliance
Difficult to find/ enter facility for treatment and high cost	85% of people who abuse alcohol go untreated	Affordable and widely accessible treatment centers

Solution- Proprietary
BioCorRx® Recovery Program

A Medication-assisted Treatment (MAT) program for treating alcohol and opioid addiction that combines a Naltrexone Implant with structured counseling.

- **Naltrexone Implant**
  - Opioid receptor antagonist that works in the brain's reward system, blocks the pleasant effects from alcohol and drugs
  - Administered by a licensed physician in doctor's office, outpatient setting, procedure typically takes 15-20 minutes
  - Medication lasts several months
    - Stable dosage reduces cravings
    - Implantation improves compliance
- **Counseling (virtual and in-person)**
  - Patients receive 16 <u>private</u> sessions, over approximately 4-6 months
  - Individualized program and plan, to address specific needs of patient
  - Step-by-step approach for specific addiction and can include family and friend participation

BioCorRx® Recovery Program

- Treated several hundred patients since 2010
- Unprecedented Success Rates*
- Currently 11 treatment facilities in the U.S using the BioCorRx® Recovery Program
- Exclusive U.S and International distribution rights for the program**
- **Distribution agreement in place with potential to sell program to hundreds of centers nationwide.**

*Based on subjective surveys conducted by centers using our program in routine patient and family interviews at various time intervals

**BioCorRx owns the recovery program and has worldwide rights to the implant except for Australia and New Zealand.

BioCorRx vs. Other Programs

Other Treatment Solutions	BioCorRx Recovery Program
Poor treatment outcomes	Unprecedented success rate
Limited drug effectiveness	Lasts several months*
Traditional Residential Rehab can be expensive	Affordable; covered by some health plans
Decreased compliance	Implant removes need for routine medication or therapy
Lack of privacy	Completely confidential
Major interruption to life	No downtime from daily life

*in many patients can last up to 6-12 months depending on individual metabolism rates

Established Distribution



- Established business model
- National and local recruitment and media plans
- Documented counseling procedures
- Scalable business SOPs
- Repeatable business and training practices and processes

Strategic Partnerships

- Trinity Compound Solutions
- Licensees
- Outpatient Addiction Clinics
- Myriad Medical Marketing*
- Physical Medicine Center Network*

Financial Highlights

BioCorRx Quarterly Revenue Growth Goals



13
12
11
10
9
8
7
6
5
4
3
2
1
0
-1
Revenue in Millions ($)
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
Q1 Q2 Q3[G]Q4[G]
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
G*: Goal
2013
2014
2015
2016 [G]
2017 [G]

BioCorRx Annual Revenue Growth Goals



35
30
25
20
15
10
5
0
Revenue in Millions ($)
2013
2014
2015 [G]
2016 [G]
2017 [G]

G*: Goal

BioCorRx Quarterly EBITDA Growth Goals



EBITDA in Millions ($)
4
3
2
1
0
-1
-2
-3
-4
Q1 Q2 Q3 Q4
2013
Q1 Q2 Q3 Q4
2014
Q1 Q2 Q3[G]Q4 [G]
2015
Q1 Q2 Q3 Q4
2016 [G]
Q1 Q2 Q3 Q4
2017 [G]

G*: Goal

BioCorRx Annual EBITDA Growth Goals



11
9
7
5
3
1
-1
-3
-5
EBITDA in Millions ($)
2013
2014
2015 [G]
2016 [G]
2017 [G]

G*: Goal

Investment Summary

- Unique, proven business model with largely fragmented competition
- Opportunity to be a disruptor in a $35 billion dollar market
- Grew program sales over 400% in 2014
- Took company from one location to 11 in just over a year
- Became cash flow positive in 2014
- Eliminated convertible debt
- Positioned for accelerated growth and expansion